UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 21, 2010

FISCHER-WATT GOLD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or other jurisdiction of incorporation)	0-17386 (Commission File Number)	88-0227654 (IRS Employer Identification #)
2582 Taft Court, Lakewood, Colorado 80215 (Address of Principal Executive Office)

(303) 232-0292

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

A.

Effective January 21, 2010, the Company issued 125,000 unregistered shares of its common stock to two unaffiliated financial consultants in payment of services rendered to the Company valued at $7,500, or $0.06 per share.

In the issuance of these shares of its common stock, the Company relied upon the exemption from registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and by Regulation D adopted under the Securities Act.  These shares were issued as restricted securities and a legend denoting the restrictions on their transferability under the Securities Act was placed upon the certificates issued to represent the shares.  There was no general solicitation by the Company and the financial consultants had access to material information of the Company.

B.

Effective January 21, 2010, the Company issued 500,000 options to purchase common stock to each of its four directors, Peter Bojtos, William Rapaglia, Gerald Helgeson and James M. Seed, for a total of 2,000,000 options.  The options are immediately exercisable and will expire in five (5) years, or on January 21, 2015. The exercise price of the underlying shares is $0.06 per share.

Additionally, effective January 21, 2010, the Company issued 500,000 options to purchase common stock to Peter Bojtos. The options are immediately exercisable and will expire in five (5) years, or on January 21, 2015. The exercise price of the underlying shares is $0.08 per share.

The 2,500,000 options were issued to the directors of the Company, thus to an "accredited investor" as defined under the Securities Act. The options were, and any shares of the Common Stock of the Company issued upon exercise of the option must be, taken by the directors for investment and not for distribution and as "restricted securities" under the Securities Act. The Company made available to the directors the material information about the Company and its securities, including the information contained in its reports filed under the Securities Exchange Act of 1934. In issuing the options, the Company relied upon the exemption from the registration requirements of Section 5 of the Securities Act provided in Section 4(2) thereof, as a transaction by an Issuer not involving a public offering.

C.

Effective January 21, 2010, the Company issued 1,150,000 options to purchase common stock to five individuals as an incentive for their future superior performance on behalf of the Company.  The options are immediately exercisable and will expire in five (5) years, or on January 21, 2015. The exercise price of the underlying shares is $0.06 per share.

Additionally, effective January 21, 2010, the Company issued 100,000 options to purchase common stock to an individual as an incentive for his future superior performance on behalf the Company. The options are immediately exercisable and will expire in five (5) years, or on January 21, 2015. The exercise price of the underlying shares is $0.30 per share.

In the issuance of these options, the Company relied upon the exemption from registration requirements of Section 5 of the Securities Act and by Regulation D adopted under the Securities Act.  The options were, and any shares of the Common Stock of the Company issued upon exercise of the option must be, taken by the individuals for investment and not for distribution and as "restricted securities" under the Securities Act.  A legend denoting the restrictions on their transferability under the Securities Act was placed upon the instrument issued to represent the options.  There was no general solicitation by the Company and the individuals had access to material information of the Company.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER-WATT GOLD COMPANY, INC.

By:	/s/ Peter Bojtos
Peter Bojtos President and Chief Executive Officer

Dated:  January 25, 2010

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